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                                                                   Exhibit 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into CAREER EDUCATION CORPORATION's previously filed Registration Statement File Nos. 333-60339 and 333-60335.

                                          Arthur Andersen LLP

                                          /s/ Arthur Andersen LLP

Chicago, Illinois
March 16, 1999